SecureDesigns® Variable Annuity AdvisorDesigns® Variable Annuity AdvanceDesigns® Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated January 2, 2007,
To Current Prospectus Dated May 1, 2006

The Company is extending the availability of the Bonus Credit through December 31, 2007. The section of the Prospectus entitled "Bonus Credit" is deleted in its entirety and replaced with the following:

Bonus Credit -- During the period beginning September 1, 2005 and ending December 31, 2007, the Company will pay a Bonus Credit equal to 2% of any initial purchase payment applied to a Contract issued during that time period; provided that the Contract application is submitted during a period during which the Bonus Credit Rider is available and that the Contract is issued without an Alternate Withdrawal Charge Rider. The Company reserves the right to withdraw the Bonus Credit Rider at any time without notice. The Company will apply the Bonus Credit at the time the initial Purchase Payment is effective and will allocate it among the Subaccounts in the same proportion as the initial purchase payment. The 2% Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Bonus Credit applied. See "Free-Look Right." This Bonus Credit is not available to an Owner who is older than age 80 on the Contract Date or purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated insurance company. There is no additional charge for this 2% Bonus Credit.

Please Retain This Supplement For Future Reference